UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2020

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or other jurisdiction of incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On February 20, 2020 Comcast Corporation (“Comcast”) consummated the issuance and sale of, €800,000,000 aggregate principal amount of its 0.250% Notes due 2027, €1,400,000,000 aggregate principal amount of its 0.750% Notes due 2032 and €800,000,000 aggregate principal amount of its 1.250% Notes due 2040 (collectively, the “Euro Notes”), £600,000,000 aggregate principal amount of its 1.500% Notes due 2029, and £800,000,000 aggregate principal amount of its 1.875% Notes due 2036 (collectively, the “Sterling Notes”) pursuant to an underwriting agreement dated February 5, 2020 among Comcast, the Guarantors (defined below) and the underwriters named therein. The Euro Notes and Sterling Notes are collectively referred to as the “Notes.” The Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal Media, LLC (the “Guarantors”).

The Notes were offered pursuant to Comcast’s Registration Statement on Form S-3 filed on August 1, 2019, as amended at the date of the underwriting agreement (Reg. No. 333-232941), including the prospectus contained therein, and a related prospectus supplement dated February 5, 2020.

The material terms and conditions of the Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Base Indenture and First Supplemental Indenture, which are incorporated by reference as Exhibit 4.2 and Exhibit 4.3, respectively, to Comcast’s Registration Statement on Form S-3 filed on August 1, 2019, and incorporated by reference herein.

Item 9.01(d) Exhibits

Exhibit Number	Description

4.1	Form of Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Elizabeth Wideman, Esq.

5.2	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Elizabeth Wideman, Esq. (contained in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

By:	/s/ Elizabeth Wideman
Name:	Elizabeth Wideman
Title:	Vice President, Senior Deputy General Counsel and Assistant Secretary

Date: February 20, 2020